Income tax	6 Months Ended
Jun. 30, 2026
Notes and other explanatory information [abstract]
Income tax

Note 11. Income tax

	For the six months ended June 30,
(SEK in thousand)	2026	2025
Current income tax expense	(1,145)	(129)
Deferred tax benefit	3,783	732
	2,637	604

Income tax charge is recognized at an amount determined by multiplying the loss before taxation for the interim reporting period by the Group’s best estimate of the weighted-average annual income tax rate expected for the full financial year, adjusted for the tax effect of certain items recognized in full in the interim period. As such, the effective tax rate in the interim financial statements may differ from the Group’s estimate of the effective tax rate for the annual financial statements.

The Group’s effective tax rate for the six months ended June 30, 2026, and 2025 was 0.2% and 0.1%, respectively. The Swedish statutory corporate income tax rate was 20.6% for both periods. The effective rate is lower than the statutory rate principally because no deferred tax asset is recognized in respect of the losses of the Swedish and US based entities.

Deferred Tax Assets

Since July 1, 2025, the Group began recognizing deferred tax assets for tax loss carryforwards in certain subsidiaries which have a sustained profitability, for the six months ended June 30, SEK 4,766 thousands (December 31, 2025: SEK 855 thousand). Based on the company’s forecasts, management considers it probable that sufficient taxable profit will be generated within the next 2–5 years in these companies to utilize these losses.

The recognition of deferred tax assets requires significant management judgment regarding the timing and amount of future taxable profits. If future taxable profits differ from current estimates, the carrying amount of recognized deferred tax assets - and the Group’s assessment for the parent and other loss-making entities - may change in future periods.